INVESTOR PRESENTATION 2017 FIRST QUARTER

2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 28, 2017 in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2017 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures are included in the news release issued by the company on May 25, 2017, which is available in the "Investors" section of the company's website, located at www.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. All dollar and share amounts are in 000’s unless otherwise stated. Sub-totals and totals may not foot due to rounding. Net loss and net loss per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests.

3 Q1 P&L SUMMARY 2017 % OF NET SALES 2016 % OF NET SALES NET SALES $661,099 100.0% $685,483 100.0% GROSS PROFIT 398,925 60.3% 425,721 62.1% OPERATING EXPENSE 470,552 71.2% 483,565 70.5% OTHER OPERATING INCOME, NET (1,686) (0.3)% (2,933) (0.4)% OPERATING LOSS (69,941) (10.6)% (54,911) (8.0)% INTEREST EXPENSE, NET 4,120 0.6% 4,506 0.7% LOSS BEFORE TAXES (74,061) (11.2)% (59,417) (8.7)% TAX BENEFIT (13,052) (2.0)% (20,787) (3.0)% NET LOSS $(61,700) (9.3)% $(39,587) (5.8)% NET LOSS PER SHARE BASIC $(0.91) $(0.59) DILUTED $(0.91) $(0.59) WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 68,073 67,625 DILUTED 68,073 67,625

4 * Hollister includes the company's Hollister and Gilly Hicks brands. Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. (1) Comparable sales are calculated on a constant currency basis. Sales include store and DTC sales. Q1 2017 SALES* INTERNATIONAL 38.1% UNITED STATES 61.9% HOLLISTER 56.7% ABERCROMBIE 43.3% Q1 SALES MIX BRAN D GEOGRAPH Y COMPARABLE SALES (1) Q1 TOTAL COMPANY (3)% BRAND: HOLLISTER 3% ABERCROMBIE (10)% GEOGRAPHY: UNITED STATES (3)% INTERNATIONAL (2)%

5 * Comparable sales are calculated on a constant currency basis. Sales include store and DTC sales. (1) Hollister includes the company's Hollister and Gilly Hicks brands. (1) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. COMPARABLE SALES TREND BY BRAND* HOLLISTER ABERCROMBIE TOTAL COMPANY Q1 16 Q2 16 Q3 16 Q4 16 Q1 17 0% (2)% 0% 1% 3% (8)% (7)% (14)% (13)% (10)% (4)% (4)% (6)% (5)% (3)% 2% (4)% (6)% (2)% 0% (12)% (14)% COMPARABLE SALE S (1) (10)% (8)% 4% (2)

6 Q1 OPERATING EXPENSE (1) Includes rent, other landlord charges, utilities, depreciation and other occupancy expense. (2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs. 2017 % OF NET SALES 2016 % OF NET SALES STORE OCCUPANCY (1) $166,822 25.2% $174,771 25.5% ALL OTHER (2) 193,107 29.2% 194,347 28.4% STORES AND DISTRIBUTION 359,929 54.4% 369,118 53.8% MARKETING, GENERAL & ADMINISTRATIVE 109,893 16.6% 114,447 16.7% ASSET IMPAIRMENT 730 0.1% — —% OTHER OPERATING INCOME, NET (1,686) (0.3)% (2,933) (0.4)% TOTAL $468,866 70.9% $480,632 70.1%

7 DILUTED EPS WALK (1) The effect from foreign currency, calculated on a constant currency basis, is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share effect from foreign currency is calculated using a 35% tax rate. (2) The effect is calculated by applying the year-over-year change in the company's effective tax rate, excluding the impact of the change in share-based compensation accounting standards, to the company's current quarter loss before taxes. Q1 2016 $(0.59) CORE OPERATIONS (0.08) FOREIGN CURRENCY EXCHANGE RATE IMPACT (1) (0.05) CHANGE IN SHARE-BASED COMPENSATION ACCOUNTING STANDARDS (0.14) TAX RATE (2) (0.05) Q1 2017 $(0.91)

8 Q1 STORE OPENINGS BRAND CENTER CITY DATE DOMESTI C A&F Polaris Fashion Place Columbus, OH 2/17/17 Hollister Ka Makana Ali'i West Oahu, HI 3/17/17 OUTLE T A&F Outlet Shoppes at Laredo Laredo, TX 3/16/17

9 Q1 STORE COUNT ACTIVITY (1) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. Locations with abercrombie kids carveouts within Abercrombie & Fitch stores are represented as a single store count. Excludes three international franchise store as of April 29, 2017 and excludes one international franchise store as of January 28, 2017. (2) Excludes five international franchise stores as of April 29, 2017 and excludes three international franchise stores as of January 28, 2017. (3) Includes 45 stores in Asia and 8 stores in the Middle East. ALL BRANDS TOTAL U.S. CANADA EUROPE REST OF WORLD (3) START OF Q1 2017 898 709 18 117 54 OPENINGS 3 3 — — — CLOSINGS (8) (7) — — (1) END OF Q1 2017 893 705 18 117 53 ABERCROMBIE (1) START OF Q1 2017 355 311 7 17 20 OPENINGS 2 2 — — — CLOSINGS (6) (5) — — (1) END OF Q1 2017 351 308 7 17 19 HOLLISTER (2) START OF Q1 2017 543 398 11 100 34 OPENINGS 1 1 — — — CLOSINGS (2) (2) — — — END OF Q1 2017 542 397 11 100 34

10 OUTLOOK FOR FISCAL 2017, THE COMPANY EXPECTS: • COMPARABLE SALES TO REMAIN CHALLENGING IN THE SECOND QUARTER, WITH TREND IMPROVEMENT IN THE SECOND HALF OF THE YEAR • CONTINUED ADVERSE IMPACT FROM FOREIGN CURRENCY ON SALES AND OPERATING INCOME • A GROSS MARGIN RATE DOWN SLIGHTLY TO LAST YEAR'S ADJUSTED NON-GAAP RATE OF 61.0%, WITH CONTINUED PRESSURE IN THE SECOND QUARTER • OPERATING EXPENSE TO BE DOWN AT LEAST 3% FROM LAST YEAR'S ADJUSTED NON-GAAP OPERATING EXPENSE OF $2.025 BILLION, WITH APPROXIMATELY 65% OF THE FULL YEAR REDUCTION TO OCCUR IN THE SECOND HALF OF THE YEAR • NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS OF APPROXIMATELY $4 MILLION • A WEIGHTED AVERAGE DILUTED SHARE COUNT OF APPROXIMATELY 68 MILLION SHARES, EXCLUDING THE EFFECT OF POTENTIAL SHARE BUYBACKS THE EFFECTIVE TAX RATE TO REFLECT A CORE TAX RATE IN THE LOW 30S, WHICH REMAINS HIGHLY SENSITIVE AT LOWER LEVELS OF PRE-TAX EARNINGS. ADDITIONALLY, THE COMPANY EXPECTS DISCRETE NON-CASH INCOME TAX CHARGES FOR THE FULL YEAR OF APPROXIMATELY $11 MILLION PRIMARILY RELATED TO A CHANGE IN SHARE-BASED COMPENSATION ACCOUNTING STANDARDS. FULL YEAR CAPITAL EXPENDITURES TO BE APPROXIMATELY $100 MILLION